Exhibit 10(c)

                  Form of Peoples Bancorp Inc. 2006 Equity Plan
                       Nonqualified Stock Option Agreement
                  evidencing grant of nonqualified stock option
                       to director of Peoples Bancorp Inc.

                              PEOPLES BANCORP INC.
                                2006 EQUITY PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT
                        Director of PEOPLES BANCORP INC.


                  This Nonqualified Stock Option Agreement ("AGREEMENT") is made to be effective as of __________, by and between Peoples Bancorp Inc. (the "COMPANY") and _______________ (the "OPTIONEE"). Terms appearing in bold capital letters shall have the meanings as defined in the Peoples Bancorp Inc. 2006 Equity Plan (the "PLAN").

                                   WITNESSETH:

                  Whereas, the BOARD adopted the PLAN on February 9, 2006; and

                  Whereas, the SHAREHOLDERS, upon the recommendation of the BOARD, approved the PLAN at the Annual Meeting of Shareholders held on April 13, 2006; and

                  Whereas, pursuant to the provisions of the PLAN, a COMPANY DIRECTOR may be granted a NONQUALIFIED STOCK OPTION to acquire shares of COMPANY STOCK in accordance with the provisions of the PLAN;

                  Whereas, the OPTIONEE acknowledges that this AGREEMENT may be amended without any additional consideration to the OPTIONEE to the extent necessary to comply with, or avoid penalties under, Section 409A of the CODE even if any such amendment reduces, restricts or eliminates rights granted prior to such amendment;

                  Now, Therefore, in consideration of the premises, the parties hereto make the following agreements, intending to be legally bound thereby:

         Section 1  Grant of the OPTION.

         The COMPANY hereby grants to the OPTIONEE a NONQUALIFIED STOCK OPTION to purchase __________ shares of COMPANY STOCK, subject to the terms and conditions of the PLAN and this AGREEMENT. This OPTION is not intended to qualify as an INCENTIVE STOCK OPTION under Section 422 of the CODE.

         Section 2 Terms and Conditions of the OPTION.

         (A) OPTION PRICE. The OPTION PRICE to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be $_______ per share of COMPANY STOCK, subject to adjustment as provided in the Plan.

(B) Vesting and Exercisability of the OPTION. Subject to the OPTIONEE's continued service as a COMPANY DIRECTOR and subject to Sections 2(C) and 3 of this AGREEMENT and Articles X and XI of the PLAN, the OPTION shall become fully vested and may be exercised in full on or after ____________.

         (C) OPTION Term. This OPTION shall in no event be exercisable after the expiration of ten (10) years from the date of this AGREEMENT, subject to Articles X and XI of the PLAN.

         (D) Exercise of the OPTION. In order to exercise the OPTION, the OPTIONEE must comply with the terms and conditions set forth in Sections 5.4(c) and (d) of the PLAN.

         Section 3 Restrictions on Exercise.

         Anything contained in this AGREEMENT or elsewhere to the contrary notwithstanding:

         (A) The OPTION shall be exercisable only for the purchase of any shares of COMPANY STOCK, which, at the time of such exercise and purchase:

                  (i) Are registered under the Securities Act of 1933, as amended (the "ACT"); and

                  (ii) Are the subject matter of an exempt transaction or are registered by description, by coordination or by qualification, or at such time are the subject matter of a transaction which has been registered by description, all in accordance with Chapter 1707 of the Ohio Revised Code, as amended; and

                  (iii) Satisfy the laws of any state applicable to such exercise and purchase.

         (B) If any shares of COMPANY STOCK subject to the OPTION are sold or issued upon the exercise thereof to a person who, at the time of such exercise or thereafter, is an affiliate of the COMPANY for purposes of Rule 144 promulgated under the ACT, or are sold and issued in reliance upon exemptions under the securities laws of any state, then upon such sale and issuance:

                  (i) Unless permitted by the PLAN such shares of COMPANY STOCK shall not be transferable by the holder thereof, and neither the COMPANY nor its transfer agent or registrar, if any, shall be required to register or otherwise to give effect to any transfer thereof and may prevent any such transfer, unless the COMPANY shall have received an opinion from its counsel to the effect that any such transfer would not violate the ACT or the applicable laws of any state; and

                  (ii) The COMPANY may cause each certificate evidencing such shares of COMPANY STOCK to bear a legend reflecting the applicable restrictions on the transfer thereof.

         (C) Any certificate issued to evidence shares of COMPANY STOCK as to which the OPTION has been exercised may bear such legends and statements as the COMPANY shall deem advisable to insure compliance with applicable federal and state laws and regulations.

         (D) Nothing contained in this AGREEMENT or elsewhere shall be construed to require the COMPANY to take any action whatsoever to make the OPTION exercisable or to make transferable any shares of COMPANY STOCK purchased and issued upon the exercise of the OPTION.

         Section 4 Rights of the OPTIONEE as a SHAREHOLDER.

         The OPTIONEE shall have no rights or privileges as a SHAREHOLDER with respect to any shares of COMPANY STOCK covered by the OPTION until the date of issuance of such shares of COMPANY STOCK to the OPTIONEE.

         Section 5 OPTION subject to PLAN; PLAN as Controlling.

         By entering into this AGREEMENT, the OPTIONEE agrees and acknowledges that the OPTIONEE has received and read a copy of the PLAN. All terms and conditions of the PLAN applicable to the OPTION which are not set forth in this AGREEMENT shall be deemed incorporated herein by reference. In the event any term or condition of this AGREEMENT is inconsistent or conflicts with the terms and conditions of the PLAN, the PLAN shall be deemed controlling.

         Section 6 No Right to Board Membership.

         The grant of this OPTION shall not (A) confer upon the OPTIONEE any right to continue as a director of the COMPANY or any SUBSIDIARY, (B) limit in any way the right of the COMPANY or the SHAREHOLDERS to terminate the OPTIONEE's status as a director in accordance with law or the governing corporate documents of the COMPANY or (C) create any obligation on the part of the BOARD or the board of directors of the applicable SUBSIDIARY to nominate the OPTIONEE for reelection.

         Section 7 Governing Law.

         This AGREEMENT shall be governed by, and construed in accordance with, the laws of the State of Ohio without regard to the principles of conflict of laws.

         Section 8 Rights and Remedies Cumulative.

         All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this AGREEMENT shall be cumulative and, except as expressly provided otherwise in this AGREEMENT, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

         Section 9 Captions.

         The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this AGREEMENT or its interpretation, construction or meaning and are no way to be construed as a part of this AGREEMENT.

         Section 10 Notices and Payments.

         All payments required or permitted to be made under the provisions of this AGREEMENT, and all notices and communications required or permitted to be given or delivered under this AGREEMENT to the COMPANY or to the OPTIONEE, which notices or communications must be in writing, shall be deemed to have been given if delivered by hand, or mailed by first-class mail (postage prepaid), and addressed as follows:

         (A) If to the COMPANY, to:

                           Peoples Bancorp Inc.
                           Attn.:  Compensation Committee
                           138 Putnam Street
                           P. O. Box 738
                           Marietta, Ohio 45750-0738

         (B) If to the OPTIONEE, to the address of the OPTIONEE set forth at the conclusion of this AGREEMENT.

         The COMPANY or the OPTIONEE may, by notice given to the other in accordance with this AGREEMENT, designate a different address for making payments required or permitted to be made, and for the giving of notices or other communications, to the party designating such new address. Any payment, notice or other communication required or permitted to be made or given in accordance with this AGREEMENT shall be deemed to have been made or given upon receipt thereof by the addressee.

         Section 11 Severability.

         If any provision of this AGREEMENT, or the application of any provision hereof to any person or any circumstance, shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this AGREEMENT or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this AGREEMENT that if any provision of this AGREEMENT is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

         Section 12 Number and Gender.

         When used in this AGREEMENT, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

         Section 13 Entire Agreement.

         This AGREEMENT constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the OPTION granted herein, and supersedes all prior and contemporaneous agreements or understandings between the parties hereto in connection with the OPTION granted herein. Subject to Section 12.2(b) of the PLAN, no change, termination or attempted waiver of any of the provisions of this AGREEMENT shall be binding upon any party hereto unless contained in a writing signed by the party to be charged. Notwithstanding the foregoing or anything in this AGREEMENT to the contrary, this AGREEMENT may be amended without any additional consideration to the OPTIONEE to the extent necessary to comply with, or avoid penalties under, Section 409A of the CODE even if any such amendment reduces, restricts or eliminates rights granted prior to such amendment.

         Section 14 Signature in Counterparts.

         This AGREEMENT may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         In Witness Whereof, the parties hereto have caused this AGREEMENT to be executed to be effective as of the date first written above.

COMPANY:                                             OPTIONEE:
PEOPLES BANCORP INC.,
  an Ohio corporation

------------------------------------------    ---------------------------------
Carol A. Schneeberger
Executive Vice President and
   Secretary to the Compensation Committee
                                              ---------------------------------
                                              Street Address


                                              ---------------------------------
                                              City, State, and Zip Code